UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 11, 2026
People Incorporated
(Exact name of registrant as specified in charter)

Delaware	001-39356	84-3727412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 West 18th Street,	New York,	NY	10011
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (212) 314-7300

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001	PPLI	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
People Incorporated (formerly IAC Inc.) (“People Incorporated” or the “Company”) is filing this Current Report on Form 8-K (“Form 8-K”) to revise the sections entitled “Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations,” “Item 7A. Quantitative and Qualitative Disclosures About Market Risk” and “Item 8. Financial Statements and Supplementary Data” contained in the Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (File No. 001-39356) filed by the Company on February 20, 2026, and as amended on April 1, 2026 by the Amendment No. 1 on Form 10-K/A (as amended, the “Annual Report”) to reflect the following:
•The name change of IAC Inc. to People Incorporated, effective June 4, 2026, and the name change of Dotdash Meredith Inc. (a subsidiary of the Company) to People Inc. Group, effective June 30, 2026.
•The revision of the Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) definition. Beginning in the second quarter of 2026, the Company revised its definition of Adjusted EBITDA to exclude certain items that management believes are not representative of the Company’s core ongoing operating performance and certain items that affect comparability between periods.
•The classification of the Search segment as discontinued operations for all periods presented as a result of the expiration of the Google services agreement, dated October 26, 2015 and subsequently amended (the “Services Agreement”), on April 30, 2026 in accordance with ASC 205, “Presentation of Financial Statements” (“ASC 205”), within the Company’s consolidated financial statements. On December 10, 2025, the Company received a notice of non-renewal (the “Notice”) from Google of the Services Agreement and, as a result of the Notice, the Services Agreement was due to expire on March 31, 2026; the Services Agreement was extended through April 30, 2026, at which point the Services Agreement expired. In connection with the expiration of the Services Agreement, the Company ceased operations of its Search segment.
•The classification of Care.com as discontinued operations for all periods presented as a result of its sale on March 16, 2026, in accordance with ASC 205 within the Company’s consolidated financial statements.
•The reclassification of the digital portion of a legacy agency business between the Print and Digital segments of People Inc. Effective January 1, 2026, People Inc. changed its internal management reporting structure to better align and support its D/Cipher advertising capabilities. As a result, the digital portion of a legacy agency business that had previously been included within the People Inc. Print segment now reports to the D/Cipher management team within the People Inc. Digital segment.
The above sections, as updated, are included in Exhibit 99.1 to this Form 8-K, which replaces “Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations,” “Item 7A. Quantitative and Qualitative Disclosures About Market Risk” and “Item 8. Financial Statements and Supplementary Data” contained in the Annual Report, and only reflects the changes described above. This Form 8-K does not otherwise modify or update the Annual Report in any way, nor does it reflect any subsequent information or events, other than as required to reflect the changes described above.

Item 9.01. Financial Statements and Exhibits
Exhibits.

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP.
99.1	Portions of Form 10-K filed with the SEC on February 20, 2026, as updated.
Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
Item 7A. Quantitative and Qualitative Disclosures About Market Risk
Item 8. Consolidated and Combined Financial Statements and Supplementary Data
101.INS	Inline XBRL Instance (1)
101.SCH	Inline XBRL Taxonomy Extension Schema (1)
101.CAL	Inline XBRL Taxonomy Extension Calculation (1)
101.DEF	Inline XBRL Taxonomy Extension Definition (1)
101.LAB	Inline XBRL Taxonomy Extension Labels (1)
101.PRE	Inline XBRL Taxonomy Extension Presentation (1)
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People Incorporated

By:	/s/ TIMOTHY QUINN
Name:	Timothy Quinn
Title:	Chief Financial Officer
Date: September 11, 2026
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